MERRILL LYNCH
                                                                BALANCED CAPITAL
                                                                FUND, INC.

                                [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                              Semi-Annual Report
                                                              September 30, 2000

Merrill Lynch Balanced Capital Fund, Inc.

DEAR SHAREHOLDER

On July 1, 2000, Merrill Lynch Capital Fund, Inc. changed its name to Merrill Lynch Balanced Capital Fund, Inc. The Fund's management believes that the new name better reflects the Fund's main investment strategies. The change in the Fund's name does not connote a change in its investment objective, which remains the same: to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. Also effective July 1, 2000, the Fund will maintain a minimum of 25% in fixed-income securities at all times.

Economic Environment

The performance of the US financial markets during the six-month period ended September 30, 2000 continued to be dictated by investors' changing perceptions about the pace of economic growth, future rate of inflation and associated course of action by the Federal Reserve Board. During the initial months of the period, aggressive Federal Reserve Board monetary policy initiatives, including a 50 basis point increase (0.50%) in the Federal Funds rate in May, precipitated a sharp correction in equity prices as rising interest rates were expected to slow economic and corporate earnings growth and compress stock market valuations. Furthermore, value-style investing outperformed growth-style investing as investors shifted away from the high-priced growth and technology sectors of the market toward more defensive vehicles.

However, by mid-summer, accumulating evidence of an economic slowdown suggested the Federal Reserve Board's tightening bias was nearing an end. Moderating payroll employment growth, a weakening manufacturing sector and sluggish retail sales suggested that the Federal Reserve Board had indeed engineered a soft landing for the economy and that further increases in short-term interest rates were unnecessary. This precipitated a sharp increase in stock prices and a resurgence in the growth and technology categories.

By late summer, investor anxiety over the direction of the four E's (the economy, earnings, energy and the euro), combined with numerous high-profile earnings shortfall announcements to produce another substantial correction in equity prices. Slowing economic growth, high energy prices and record strength in the US dollar caused tremendous concern about the sustainability of corporate earnings growth. This apprehension was exacerbated by third-quarter earnings disappointments from such prominent companies as Intel Corp., Eastman Kodak Company and Apple Computer, Inc., resulting in significant stock market declines.

For the six-month period as a whole, the unmanaged benchmark Standard & Poor's 500 (S&P 500) Index produced a -3.60% total return. Technology stocks suffered the most during this market correction because of the high expectations and high valuations these stocks commanded. The unmanaged Russell 1000 Value Index had a +2.81% total return for the same period, while the unmanaged Russell 1000 Growth Index had a -7.93% total return for the six-month period. Fixed-income returns were positive for the period. Long-term interest rates continued to decline because of investor confidence in the Federal Reserve Board's ability to slow economic growth and suppress inflationary pressures. Bonds also represented a safe haven for investors in a deteriorating equity market. As a result, the unmanaged Merrill Lynch Domestic Bond Master Index recorded a +4.67% total return for the six-month period, while cash equivalents, as measured by the unmanaged Merrill Lynch 91-Day Treasury Bill Index, had a +3.04% total return for the same period.

Portfolio Matters

Total returns for Merrill Lynch Balanced Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the six months ended September 30, 2000 were +3.72%, +3.22%, +3.18% and +3.59%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The Fund performed well during this volatile and challenging period, providing positive returns.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

While recent stock price declines reduced excessively high valuations and eliminated much of the speculative fervor that gripped the market earlier this year, we continue to believe corporate earnings expectations remain too high given the slowing pace of economic growth and rising cost pressures. Consequently, we expect this highly volatile and unpredictable investment condition to continue with a bias to the downside. We also expect our conservative investment position to prove appropriate in the weeks and months ahead.

Our asset allocation at September 30, 2000 was 61.6% of net assets invested in equities, 32.8% in fixed-income securities and 5.6% in cash equivalents. This compares to 64.4% in equities, 34.1% in fixed-income securities and 1.5% in cash equivalents at the end of March. However, within the equity portfolio, the precipitous decline in many stock groups during the past few months suggests to us that some attractive new investment opportunities may be forthcoming. We will look to take advantage of such opportunities in an effort to improve the risk/reward profile of our equities and enhance the Fund's return potential. Within the fixed-income portfolio, we will seek to continue to sustain overall portfolio yield, without sacrificing overall credit quality.

Within the equity component of the portfolio, we continued to adjust our holdings to enhance quality and better control risk during the period, adding 12 new investments, increasing positions in 10 holdings, reducing positions in 19 holdings and eliminating 15 stocks from the portfolio. Notable among the new positions is The Boeing Company, the world's largest commercial airplane manufacturer, which is expected to benefit from a surge in new aircraft orders, internal restructuring efforts to improve margins and more astute capital deployment. Coupled with its growing defense, satellite and services businesses, we believe the company's prospects are bright and that the stock represents good value. We also established a position in Tenet Healthcare Corporation, the hospital management company, which we expect to benefit from a much-improved pricing environment, as both the government-financed Medicare program and private sector health maintenance organizations have increased reimbursement rates for hospital services. Demographically driven admissions growth, better pricing and ongoing cost efficiencies represent a formula for attractive earnings and cash flow growth, which is not adequately reflected in the current stock price, in our opinion.

In light of our concerns about the implications of a slowing economy, we eliminated positions in several companies whose fortunes are closely tied to the continuation of strong economic growth, such as Union Pacific Corporation, the railroad company, Deere & Company, the farm and industrial machinery concern and Carnival Corporation, the world's largest cruise line. We also sold our position in Fortune Brands, Inc., the consumer products company, whose eclectic mix of business, ranging from golf equipment to office products, had failed to generate consistent shareholder value improvement.

Within the fixed-income portion of the portfolio, maintaining a relatively high average duration of 5.5 years proved beneficial as domestic long-term interest rates continued to decline. We also benefited from a narrowing in interest rates spreads in corporate bonds. These gains were partially offset by the poor performance of high-yield corporate bonds during the period. In order to sustain portfolio yield in a declining interest rate environment, we reduced our position in US Treasury securities from 36.2% of

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

fixed-income assets on March 31, 2000 to 31.4% on September 30, 2000, increased investment-grade corporate bond exposure from 53.2% to 56.2% and high-yield corporate bond exposure from 7.8% to 9.7% of fixed-income assets. Despite this shift, the average quality ratings of our bonds held steady at A2/A, as rated by one of the two major bond rating agencies, while the average yield-to-maturity actually increased 8 basis points to 7.83%.

The Fund seeks to invest in above-average companies whose stocks sell at below-average valuation levels. On average, the stocks in the portfolio have generated comparable returns on shareholders' equity and have stronger balance sheets, while offering faster earnings growth than the average company as measured by the S&P 500 Index. However, these same stocks sell at an average price/earnings ratio of 23.0 times estimated year 2000 earnings per share as compared to 29.8 times for the S&P 500 Index, 5.2 times current book-value per share as compared to 7.1 times for the S&P 500 Index and provide an above-average 1.2% dividend yield as compared to 1.1% for the S&P 500 Index. We believe this formula will provide superior risk-adjusted returns over time.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Balanced Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Portfolio Manager

November 3, 2000

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                      % Return Without     % Return With
                                        Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/00                     + 9.58%             + 3.83%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                   +11.38              +10.18
--------------------------------------------------------------------------------
Ten Years Ended 9/30/00                    +13.19              +12.58
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                          % Return             % Return
                                        Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/00                     + 8.48%             + 4.64%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                   +10.25              +10.25
--------------------------------------------------------------------------------
Ten Years Ended 9/30/00                    +12.04              +12.04
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return             % Return
                                        Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/00                     + 8.46%             + 7.50%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                   +10.24              +10.24
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/00                            +12.17              +12.17
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                      % Return Without     % Return With
                                        Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/00                     + 9.32%             + 3.58%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                   +11.10              + 9.91
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/00                            +13.04              +12.02
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

          [The following information was depicted as a mountain chart.]

Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on November 8, 1973 to $23,450.44 on September 30, 2000.

Recent Performance Results

                                                                                                 Ten Years/
                                                             6 Month            12 Month       Since Inception
As of September 30, 2000                                   Total Return       Total Return       Total Return
==============================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*                + 3.72%            + 9.58%           +245.10%
--------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*                + 3.22             + 8.48            +211.67
--------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*                + 3.18             + 8.46            + 97.92
--------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class D Shares*                + 3.59             + 9.32            +107.28
--------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average**                                - 1.73             + 4.60        +452.55/+208.68
--------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                 - 3.60             +13.28        +490.81/+244.21
==============================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are ten years and from 10/21/94, respectively.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

SCHEDULE OF INVESTMENTS

                         Shares                                                                                           Percent of
Industries                Held                  Common Stocks                          Cost                Value          Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Aerospace              1,900,000    The Boeing Company                             $   75,644,176     $  119,700,000            1.9%
                         490,000    General Dynamics Corporation                       30,870,000         30,778,125            0.5
                                                                                   --------------     --------------           ----
                                                                                      106,514,176        150,478,125            2.4
------------------------------------------------------------------------------------------------------------------------------------
Aerospace &              750,000    Northrop Grumman Corporation                       58,588,727         68,156,250            1.1
Defense                1,750,000    Raytheon Company (Class B)                         48,722,986         49,765,625            0.8
                                                                                   --------------     --------------           ----
                                                                                      107,311,713        117,921,875            1.9
------------------------------------------------------------------------------------------------------------------------------------
Banking                1,250,000    The Chase Manhattan Corporation                    37,097,277         57,734,375            0.9
                       2,000,000    Wells Fargo Company                                82,689,220         91,875,000            1.5
                                                                                   --------------     --------------           ----
                                                                                      119,786,497        149,609,375            2.4
------------------------------------------------------------------------------------------------------------------------------------
Banking & Financial    2,250,000    Citigroup Inc.                                      7,952,860        121,640,625            1.9
                       2,650,000    Mellon Financial Corporation                       96,856,717        122,893,750            2.0
                                                                                   --------------     --------------           ----
                                                                                      104,809,577        244,534,375            3.9
------------------------------------------------------------------------------------------------------------------------------------
Beverages              2,750,000    Anheuser-Busch Companies, Inc.                    103,314,819        116,359,375            1.9
------------------------------------------------------------------------------------------------------------------------------------
Building Materials     1,500,000    Masco Corporation                                  21,865,591         27,937,500            0.5
------------------------------------------------------------------------------------------------------------------------------------
Capital Goods            941,400    Minnesota Mining and Manufacturing
                                    Company (3M)                                       84,462,671         85,785,075            1.4
------------------------------------------------------------------------------------------------------------------------------------
Chemicals              1,000,000    E.I. du Pont de Nemours and Company                57,376,944         41,437,500            0.7
------------------------------------------------------------------------------------------------------------------------------------
Communications         1,250,000   +Tellabs, Inc.                                      69,813,645         59,687,500            1.0
Equipment
------------------------------------------------------------------------------------------------------------------------------------
Computers              3,000,000    Compaq Computer Corporation                        74,566,527         82,740,000            1.4
                         900,000    International Business Machines Corporation        95,101,252        101,250,000            1.6
                                                                                   --------------     --------------           ----
                                                                                      169,667,779        183,990,000            3.0
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products      2,000,000    Kimberly-Clark Corporation                         97,377,920        111,625,000            1.8
------------------------------------------------------------------------------------------------------------------------------------
Cosmetics              2,250,000    Avon Products, Inc.                                88,893,787         91,968,750            1.5
------------------------------------------------------------------------------------------------------------------------------------
Diversified            2,500,000    ITT Industries, Inc.                               84,824,992         81,093,750            1.3
Companies                750,000   +SPX Corporation                                    43,512,989        106,453,125            1.7
                       1,850,000    United Technologies Corporation                    28,450,496        128,112,500            2.1
                                                                                   --------------     --------------           ----
                                                                                      156,788,477        315,659,375            5.1
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment     903,500   +CommScope, Inc.                                    21,691,493         22,135,750            0.4
------------------------------------------------------------------------------------------------------------------------------------
Financial Services     1,750,000    Federal National Mortgage Association              55,738,343        125,125,000            2.0
                       2,000,000    Stilwell Financial, Inc.                           13,016,690         87,000,000            1.4
                                                                                   --------------     --------------           ----
                                                                                       68,755,033        212,125,000            3.4
------------------------------------------------------------------------------------------------------------------------------------
Food & Beverage           55,000    Nestle SA (Registered Shares)                      57,660,037        114,556,816            1.8
------------------------------------------------------------------------------------------------------------------------------------
Footwear               1,500,000    Nike, Inc. (Class B)                               65,615,311         60,093,750            1.0
------------------------------------------------------------------------------------------------------------------------------------
Hospital               3,000,000   +Tenet Healthcare Corporation                       84,651,870        109,125,000            1.8
Management
------------------------------------------------------------------------------------------------------------------------------------
Insurance              1,300,000    American International Group, Inc.                 21,186,000        124,393,750            2.0
                       1,550,000    XL Capital Ltd. (Class A)                          32,854,099        113,925,000            1.8
                                                                                   --------------     --------------           ----
                                                                                       54,040,099        238,318,750            3.8
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

                         Shares                                                                                           Percent of
Industries                Held                  Common Stocks                          Cost                Value          Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Leisure/Hotels         2,000,000   +Harrah's Entertainment, Inc.                    $  34,542,083     $   55,000,000            0.9%
------------------------------------------------------------------------------------------------------------------------------------
Natural Gas            1,600,000    The Coastal Corporation                            22,935,512        118,600,000            1.9
                       2,681,000    The Williams Companies, Inc.                       22,507,036        113,272,250            1.8
                                                                                   --------------     --------------           ----
                                                                                       45,442,548        231,872,250            3.7
------------------------------------------------------------------------------------------------------------------------------------
Office Equipment       1,250,000    Pitney Bowes Inc.                                  59,831,726         49,296,875            0.8
------------------------------------------------------------------------------------------------------------------------------------
Oil--Integrated        1,750,000    Anadarko Petroleum Corporation                     68,027,318        116,305,000            1.9
                         173,100    Unocal Corporation                                  4,955,187          6,134,231            0.1
                                                                                   --------------     --------------           ----
                                                                                       72,982,505        122,439,231            2.0
------------------------------------------------------------------------------------------------------------------------------------
Oil--Service           2,000,000    Halliburton Company                                53,461,836         97,875,000            1.6
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals        2,000,000    American Home Products Corporation                107,787,068        113,125,000            1.8
                       2,000,000    Pharmacia Corporation                              82,135,406        120,375,000            1.9
                                                                                   --------------     --------------           ----
                                                                                      189,922,474        233,500,000            3.7
------------------------------------------------------------------------------------------------------------------------------------
Restaurants            2,750,000    McDonald's Corporation                             68,056,324         83,015,625            1.3
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications     1,000,000    Alcatel (ADR)*                                     30,025,188         62,875,000            1.0
                       1,000,000    Lucent Technologies Inc.                           56,953,475         30,562,500            0.5
                       4,000,000    Telefonaktiebolaget LM Ericsson (ADR)*             22,419,480         59,000,000            0.9
                       2,500,000    Verizon Communications                            160,290,968        121,093,750            2.0
                       1,500,000   +WorldCom, Inc.                                     71,858,990         45,562,500            0.7
                                                                                   --------------     --------------           ----
                                                                                      341,548,101        319,093,750            5.1
------------------------------------------------------------------------------------------------------------------------------------
Wireless               3,250,000    Motorola, Inc.                                     56,857,680         91,812,500            1.5
Communication--        2,000,000   +Nextel Communications, Inc. (Class A)              18,773,589         93,500,000            1.5
Domestic Paging &                                                                  --------------     --------------           ----
Cellular                                                                               75,631,269        185,312,500            3.0
------------------------------------------------------------------------------------------------------------------------------------
                                    Total Common Stocks                             2,581,816,305      3,830,754,122           61.8
------------------------------------------------------------------------------------------------------------------------------------
                          Face
                         Amount                   Corporate Bonds
------------------------------------------------------------------------------------------------------------------------------------
Aerospace           US$  7,500,000   Boeing Capital Corp., 7.375% due 9/27/2010         7,492,125          7,565,100            0.1
                        10,000,000   Lockheed Martin Corporation,
                                     7.95% due 12/01/2005                               9,924,500         10,243,900            0.2
                                                                                   --------------     --------------           ----
                                                                                       17,416,625         17,809,000            0.3
------------------------------------------------------------------------------------------------------------------------------------
Air Transport           10,000,000   Continental Airlines, 8% due 12/15/2005           10,000,000          9,490,400            0.1
                                     Northwest Airlines, Inc.:
                        20,000,000     7.625% due 3/15/2005                            19,390,850         18,703,600            0.3
                         5,000,000     7.875% due 3/15/2008                             4,473,700          4,556,650            0.1
                                                                                   --------------     --------------           ----
                                                                                       33,864,550         32,750,650            0.5
------------------------------------------------------------------------------------------------------------------------------------
Automobile              20,000,000   Hyundai Motor Co., Ltd., 7.60% due                19,916,100         18,026,080            0.3
Manufacturer                         7/15/2007 (a)
------------------------------------------------------------------------------------------------------------------------------------
Automobile              16,000,000   Cummins Engine, 6.75% due 2/15/2007               15,865,120         14,812,480            0.2
Parts/Equipment         20,000,000   The Goodyear Tire & Rubber Company,
                                     6.625% due 12/01/2006                             19,920,000         18,238,200            0.3
                                                                                   --------------     --------------           ----
                                                                                       35,785,120         33,050,680            0.5
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

                           Face                                                                                           Percent of
Industries                Amount                   Corporate Bonds                         Cost               Value       Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Automobile                           Hertz Corp.:
Rental/Service      US$ 10,000,000     7.625% due 8/15/2007                           $    9,909,200     $    9,911,600         0.1%
                        25,000,000     6.25% due 3/15/2009                                23,889,900         22,489,250         0.4
                        20,000,000   Ryder Systems, Inc., 6.50% due 5/15/2005             19,960,600         18,860,620         0.3
                                                                                      --------------     --------------        ----
                                                                                          53,759,700         51,261,470         0.8
------------------------------------------------------------------------------------------------------------------------------------
Banking                              The Chase Manhattan Corporation:
                        14,000,000     6.50% due 8/01/2005                                13,582,660         13,695,640         0.2
                        15,000,000     6.25% due 1/15/2006                                13,892,250         14,450,550         0.2
                        21,000,000   First National Bank of Boston,
                                     7.375% due 9/15/2006                                 20,615,700         21,035,700         0.4
                        20,000,000   First Security Corp., 7% due 7/15/2005               19,803,850         19,902,860         0.3
                        30,000,000   First Union Corp., 6.55% due 10/15/2035              29,953,350         29,098,500         0.5
                        21,500,000   Firstbank Puerto Rico, 7.625% due 12/20/2005         20,920,065         20,274,844         0.3
                        10,000,000   PNC Funding Corp., 6.125% due 2/15/2009               8,779,100          9,161,100         0.2
                        20,000,000   People's Bank--Bridgeport,
                                     7.20% due 12/01/2006                                 19,956,700         18,645,200         0.3
                        27,500,000   Provident Bank, 6.375% due 1/15/2004                 26,696,350         25,979,993         0.4
                                     Union Planters Corp.:
                        20,000,000     6.25% due 11/01/2003                               18,756,100         19,247,400         0.3
                        17,500,000     6.75% due 11/01/2005                               16,802,475         16,793,875         0.3
                                                                                      --------------     --------------        ----
                                                                                         209,758,600        208,285,662         3.4
------------------------------------------------------------------------------------------------------------------------------------
Banks--Money            25,000,000   BankAmerica Corp., 6.625% due 10/15/2007             23,889,000         24,016,500         0.4
Center
------------------------------------------------------------------------------------------------------------------------------------
Beverages               10,000,000   Panamerican Beverages Inc.,
                                     7.25% due 7/01/2009                                  10,037,500          8,847,700         0.1
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                            Airgas Inc.:
                         8,000,000     7.15% due 9/17/2001                                 7,917,840          8,008,400         0.1
                        13,000,000     7.14% due 3/08/2004                                12,952,100         11,811,605         0.2
                        40,000,000   Equistar Chemicals LP, 6.50% due 2/15/2006           38,162,416         36,141,480         0.6
                        20,000,000   FMC Corp., 6.75% due 5/05/2005                       19,890,200         19,024,420         0.3
                                                                                      --------------     --------------        ----
                                                                                          78,922,556         74,985,905         1.2
------------------------------------------------------------------------------------------------------------------------------------
Electronics             17,500,000   Harris Corporation, 6.375% due 8/15/2002             17,467,950         17,383,975         0.3
------------------------------------------------------------------------------------------------------------------------------------
Entertainment           10,000,000   News America Holdings, 7.43% due 10/01/2026          10,070,200          9,887,240         0.2
                        10,000,000   News America Inc., 6.75% due 1/09/2038               10,000,000          9,323,200         0.1
                        20,000,000   Time Warner Inc., 7.25% due 10/15/2017               18,705,250         18,897,800         0.3
                                                                                      --------------     --------------        ----
                                                                                          38,775,450         38,108,240         0.6
------------------------------------------------------------------------------------------------------------------------------------
Finance                 25,000,000   Finova Capital Corp., 7.429% due 10/14/2004          24,999,900         18,854,250         0.3
                                     Ford Motor Credit Co.:
                        10,000,000     6.70% due 7/16/2004                                 9,630,300          9,837,300         0.2
                        20,000,000     7.75% due 2/15/2007                                19,904,140         19,952,600         0.3
                                     General Motors Acceptance Corporation:
                        10,000,000     5.75% due 11/10/2003                                9,615,100          9,650,700         0.1
                        30,000,000     5.85% due 1/14/2009                                26,484,400         26,751,600         0.4
                        35,000,000   Household Finance Corp., 7.875% due 3/01/2007        34,800,250         35,900,900         0.6
                        24,000,000   PNC Funding Corp., 6.125% due 9/01/2003              23,381,300         23,386,800         0.4
                                                                                      --------------     --------------        ----
                                                                                         148,815,390        144,334,150         2.3
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

                           Face                                                                                           Percent of
Industries                Amount                   Corporate Bonds                         Cost               Value       Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Financial                            GATX Capital Corporation:
Leasing             US$ 25,000,000     6.69% due 11/30/2005                           $   24,984,750     $   23,788,250         0.4%
                        25,000,000     7.75% due 12/01/2006                               24,827,000         23,887,000         0.4
                         3,000,000   XTRA Inc., 6.50% due 1/15/2004                        2,988,330          2,932,680         0.0
                                                                                      --------------     --------------        ----
                                                                                          52,800,080         50,607,930         0.8
------------------------------------------------------------------------------------------------------------------------------------
Foods                                Nabisco, Inc. (b):
                        21,500,000     6.125% due 2/01/2033                               21,405,450         20,616,135         0.3
                        20,000,000     6.375% due 2/01/2035                               19,939,200         18,571,000         0.3
                                                                                      --------------     --------------        ----
                                                                                          41,344,650         39,187,135         0.6
------------------------------------------------------------------------------------------------------------------------------------
Healthcare              27,500,000   Medpartners, Inc., 7.375% due 10/01/2006             23,445,120         23,718,750         0.4
------------------------------------------------------------------------------------------------------------------------------------
Home--Builders          35,000,000   Champion Enterprises, Inc.,
                                     7.625% due 5/15/2009                                 31,898,440         27,001,100         0.4
------------------------------------------------------------------------------------------------------------------------------------
Home                    14,500,000   Armstrong World, 6.50% due 8/15/2005                 13,784,150         10,797,715         0.2
Furnishings                          Interface, Inc.:
                         4,000,000     9.50% due 11/15/2005                                3,885,000          3,820,000         0.1
                        10,000,000     7.30% due 4/01/2008                                 9,934,520          8,600,000         0.1
                                                                                      --------------     --------------        ----
                                                                                          27,603,670         23,217,715         0.4
------------------------------------------------------------------------------------------------------------------------------------
Industrial              10,000,000   Conagra Inc., 7.50% due 9/15/2005                     9,978,800         10,080,700         0.1
------------------------------------------------------------------------------------------------------------------------------------
Industrial--            25,000,000   Occidental Petroleum Corp.,
Energy                               7.65% due 2/15/2006                                  25,076,100         25,331,500         0.4
------------------------------------------------------------------------------------------------------------------------------------
Industrial--                         Lockheed Martin Corp.:
Manufacturing           10,000,000     7.25% due 5/15/2006                                 9,898,700          9,919,500         0.2
                        15,000,000     7.70% due 6/15/2008                                15,046,750         15,097,200         0.2
                                                                                      --------------     --------------        ----
                                                                                          24,945,450         25,016,700         0.4
------------------------------------------------------------------------------------------------------------------------------------
Leisure                              Royal Caribbean Cruises Ltd.:
                        10,000,000     7.125% due 9/18/2002                                9,900,050          9,720,300         0.2
                        20,000,000     7.25% due 8/15/2006                                19,817,555         18,208,000         0.3
                         5,000,000     7.25% due 3/15/2018                                 3,864,600          3,868,850         0.1
                                                                                      --------------     --------------        ----
                                                                                          33,582,205         31,797,150         0.6
------------------------------------------------------------------------------------------------------------------------------------
Medical                  5,000,000   Columbia/HCA--The Healthcare Co.,
                                     7% due 7/01/2007                                      4,589,000          4,618,750         0.1
------------------------------------------------------------------------------------------------------------------------------------
Natural Gas--           27,500,000   The Coastal Corporation, 6.70% due 2/15/2027         27,225,400         26,308,480         0.4
Pipelines               25,000,000   Williams Holdings of Delaware, Inc.,
                                     6.25% due 2/01/2006                                  24,869,750         23,900,000         0.4
                                                                                      --------------     --------------        ----
                                                                                          52,095,150         50,208,480         0.8
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

                           Face                                                                                           Percent of
Industries                Amount                   Corporate Bonds                         Cost               Value       Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Oil & Gas           US$ 10,000,000   Diamond Shamrock, 7.65% due 7/01/2026            $    9,920,000     $    9,896,200         0.2%
                        11,500,000   Giant Industries, Inc., 9% due 9/01/2007 (a)         11,368,750         10,666,250         0.2
                        12,500,000   Occidental Petroleum Corp. (MOPPRS), 6.40%
                                     due 4/01/2013 (b)                                    12,221,600         12,184,062         0.2
                        35,000,000   Perez Companc SA, 8.125% due 7/15/2007 (a)           32,758,130         30,100,000         0.5
                        21,000,000   R & B Falcon Corporation, 6.75% due 4/15/2005        20,491,300         19,608,750         0.3
                        20,000,000   Tosco Corporation, 7.625% due 5/15/2006              21,264,300         20,300,400         0.3
                        10,000,000   Union Oil of California, 6.11% due 2/17/2004         10,000,000          9,624,130         0.1
                        15,000,000   United Refining Co., 10.75% due 6/15/2007            15,000,000          9,900,000         0.2
                                                                                      --------------     --------------        ----
                                                                                         133,024,080        122,279,792         2.0
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest                       Boise Cascade Corporation:
Products                10,000,000     7.35% due 10/11/2004                               10,316,700          9,733,200         0.2
                        20,000,000     7.66% due 5/27/2005                                20,000,000         19,634,800         0.3
                        29,000,000   Champion International Corp.,
                                     6.65% due 12/15/2037                                 28,755,480         27,234,190         0.4
                                                                                      --------------     --------------        ----
                                                                                          59,072,180         56,602,190         0.9
------------------------------------------------------------------------------------------------------------------------------------
Pollution               20,000,000   Browning-Ferris Industries, Inc.,
Control                              6.375% due 1/15/2008                                 19,627,200         16,100,000         0.3
------------------------------------------------------------------------------------------------------------------------------------
Railroads               17,000,000   Transportacion Maritima Mexicana, SA de CV,
                                     10% due 11/15/2006                                   17,152,730         13,430,000         0.2
------------------------------------------------------------------------------------------------------------------------------------
Real Estate             10,000,000   Franchise Finance Corp. of America,
Investment                           6.95% due 8/29/2007                                  10,000,000          9,091,500         0.2
Trusts
------------------------------------------------------------------------------------------------------------------------------------
Retail--Stores                       Tandy Corporation:
                        20,000,000     6.125% due 1/15/2003                               19,971,600         19,812,200         0.3
                        15,000,000     7.22% due 9/29/2004                                15,000,000         15,326,250         0.3
                                                                                      --------------     --------------        ----
                                                                                          34,971,600         35,138,450         0.6
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications      20,000,000   Nextel Communications, Inc.,
                                     9.375% due 11/15/2009                                19,840,400         19,550,000         0.3
                        10,000,000   Pacific Telecom, Inc., 6.625% due 10/20/2005         10,000,000          9,583,530         0.1
                        25,000,000   Sprint Capital Corporation, 6.90% due 5/01/2019      23,394,600         22,104,500         0.4
                                                                                      --------------     --------------        ----
                                                                                          53,235,000         51,238,030         0.8
------------------------------------------------------------------------------------------------------------------------------------
Utilities--             30,000,000   Empresa Nacional de Electricidad SA (Endesa),
Electric, Gas &                      7.325% due 2/01/2037                                 30,024,500         27,630,030         0.5
Water                   15,000,000   Enersis SA, 6.60% due 12/01/2026                     14,350,102         14,442,150         0.2
                        20,000,000   Tata Electric Co., 8.50% due 8/19/2017 (a)           19,018,210         16,366,000         0.3
                                                                                      --------------     --------------        ----
                                                                                          63,392,812         58,438,180         1.0
------------------------------------------------------------------------------------------------------------------------------------
                                     Total Corporate Bonds                             1,406,242,808      1,341,964,064        21.7
------------------------------------------------------------------------------------------------------------------------------------
                                     Collateralized Mortgage Obligations**
------------------------------------------------------------------------------------------------------------------------------------
                                     Freddie Mac Participation Certificates:
                           911,261     6.50% due 5/15/2008                                   870,823            883,923         0.0
                         4,895,292     7% due 8/15/2008                                    4,662,766          4,838,653         0.1
                        13,000,000     Gold Program, 6% due 2/15/2011                     12,020,938         12,116,000         0.2
------------------------------------------------------------------------------------------------------------------------------------
                                     Total Collateralized Mortgage Obligations            17,554,527         17,838,576         0.3
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

SCHEDULE OF INVESTMENTS (concluded)

                           Face                                                                                           Percent of
                          Amount          Foreign Government Obligations                   Cost              Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                    US$ 10,000,000   Province of Mendoza, 10% due 9/04/2007 (a)       $    9,931,700     $    6,600,000         0.1%
                        35,000,000   Republic of Argentina, 8.75% due 7/10/2002 (a)       31,404,750         32,655,000         0.5
------------------------------------------------------------------------------------------------------------------------------------
                                     Total Foreign Government Obligations                 41,336,450         39,255,000         0.6
------------------------------------------------------------------------------------------------------------------------------------
                                            US Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
                                     US Treasury Bonds:
                       180,000,000     6.25% due 8/15/2023                               165,899,609        183,515,400         3.0
                        50,000,000     6% due 2/15/2026                                   52,653,906         49,578,000         0.8
                        25,000,000     5.50% due 8/15/2028                                23,211,328         23,195,250         0.3
                                     US Treasury Notes:
                       100,000,000     5.875% due 11/15/2005                              94,952,813         99,937,000         1.6
                       250,000,000     5.625% due 2/15/2006                              249,112,109        246,915,000         4.0
                        35,000,000     3.625% due 1/15/2008                               34,855,937         36,523,980         0.6
------------------------------------------------------------------------------------------------------------------------------------
                                     Total US Government Obligations                     620,685,702        639,664,630        10.3
------------------------------------------------------------------------------------------------------------------------------------
                                                Short-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
Commercial              35,000,000   AEP Inc., 6.49% due 11/01/2000                       34,798,089         34,798,089         0.6
Paper***                25,000,000   American Home Products, Inc.,
                                     6.48% due 10/26/2000                                 24,883,000         24,883,000         0.4
                        72,435,000   General Motors Acceptance Corp.,
                                     6.75% due 10/02/2000                                 72,407,837         72,407,837         1.2
                        25,000,000   J.P. Morgan Securities Inc.,
                                     6.50% due 10/06/2000                                 24,972,917         24,972,917         0.4
                        25,000,000   Motorola Credit Corporation,
                                     6.49% due 10/16/2000                                 24,927,889         24,927,889         0.4
                        35,000,000   SBC Communications Inc., 6.48% due 10/23/2000        34,855,100         34,855,100         0.6
                        30,000,000   Target Corporation, 6.48% due 10/27/2000             29,854,200         29,854,200         0.5
------------------------------------------------------------------------------------------------------------------------------------
US Government           38,295,000   Federal Home Loan Banks, 6.41% due 10/11/2000        38,219,995         38,219,995         0.6
Agency                               Freddie Mac Participation Certificates:
Obligations***          51,974,000     6.44% due 10/03/2000                               51,946,107         51,946,107         0.8
                        14,639,000     6.41% due 10/10/2000                               14,612,934         14,612,934         0.2
------------------------------------------------------------------------------------------------------------------------------------
                                     Total Short-Term Investments                        351,478,068        351,478,068         5.7
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                                     $5,019,113,860      6,220,954,460       100.4
                                                                                      ==============
Liabilities in Excess of Other Assets                                                                       (27,485,541)       (0.4)
                                                                                                         --------------       -----
Net Assets                                                                                               $6,193,468,919       100.0%
                                                                                                         ==============       =====
------------------------------------------------------------------------------------------------------------------------------------

*     American Depositary Receipts (ADR).
**    Subject to principal paydowns.
*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
+     Non-income producing security.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 2000

Assets:            Investments, at value (identified cost--$5,019,113,860) .......                            $6,220,954,460
                   Receivables:
                      Interest ...................................................       $   32,653,642
                      Securities sold ............................................           20,093,603
                      Dividends ..................................................            3,716,900
                      Capital shares sold ........................................            3,069,614           59,533,759
                                                                                         --------------
                   Prepaid registration fees and other assets ....................                                   159,030
                                                                                                              --------------
                   Total assets ..................................................                             6,280,647,249
                                                                                                              --------------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                      Capital shares redeemed ....................................           75,672,748
                      Securities purchased .......................................            3,310,808
                      Distributor ................................................            2,214,795
                      Investment adviser .........................................            1,981,397           83,179,748
                                                                                         --------------
                   Accrued expenses and other liabilities ........................                                 3,998,582
                                                                                                              --------------
                   Total liabilities .............................................                                87,178,330
                                                                                                              --------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ....................................................                            $6,193,468,919
                                                                                                              ==============
------------------------------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of Common Stock, $.10 par value, 400,000,000
Consist of:        shares authorized .............................................                            $    7,605,043
                   Class B Shares of Common Stock, $.10 par value, 500,000,000
                   shares authorized .............................................                                 6,796,589
                   Class C Shares of Common Stock, $.10 par value, 200,000,000
                   shares authorized .............................................                                   800,729
                   Class D Shares of Common Stock, $.10 par value, 200,000,000
                   shares authorized .............................................                                 4,439,959
                   Paid-in capital in excess of par ..............................                             4,609,238,550
                   Undistributed investment income--net ..........................                                35,408,091
                   Undistributed realized capital gains on investments and foreign
                   currency transactions--net ....................................                               327,486,193
                   Unrealized appreciation on investments and foreign
                   currency transactions--net ....................................                             1,201,693,765
                                                                                                              --------------
                   Net assets ....................................................                            $6,193,468,919
                                                                                                              ==============
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $2,426,636,386 and 76,050,430
                            shares outstanding ...................................                            $        31.91
                                                                                                              ==============
                   Class B--Based on net assets of $2,108,704,872 and 67,965,893
                            shares outstanding ...................................                            $        31.03
                                                                                                              ==============
                   Class C--Based on net assets of $244,961,718 and 8,007,286
                            shares outstanding ...................................                            $        30.59
                                                                                                              ==============
                   Class D--Based on net assets of $1,413,165,943 and 44,399,594
                            shares outstanding ...................................                            $        31.83
                                                                                                              ==============
------------------------------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

Statement of Operations for the Six Months Ended September 30, 2000

Investment           Interest and discount earned .......................                      $ 85,718,825
Income:              Dividends (net of $481,050 foreign withholding tax).                        27,721,074
                     Other ..............................................                            18,675
                                                                                               ------------
                     Total income .......................................                       113,458,574
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ...........................    $  13,485,089
                     Account maintenance and distribution fees--Class B .       12,088,639
                     Transfer agent fees--Class B .......................        2,180,855
                     Transfer agent fees--Class A .......................        2,060,359
                     Account maintenance fees--Class D ..................        1,775,423
                     Account maintenance and distribution fees--Class C .        1,352,496
                     Transfer agent fees--Class D .......................        1,144,324
                     Transfer agent fees--Class C .......................          256,935
                     Custodian fees .....................................          188,666
                     Printing and shareholder reports ...................          147,219
                     Registration fees ..................................           69,062
                     Professional fees ..................................           58,847
                     Pricing fees .......................................           31,457
                     Directors' fees and expenses .......................           21,792
                     Other ..............................................           88,129
                                                                             -------------
                     Total expenses .....................................                        34,949,292
                                                                                               ------------
                     Investment income--net .............................                        78,509,282
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
Realized &           Realized gain from:
Unrealized Gain        Investments--net .................................      329,455,613
(Loss) on              Foreign currency transactions--net ...............          258,872      329,714,485
Investments &                                                                -------------
Foreign Currency
Transactions--Net:   Change in unrealized appreciation/depreciation on:
                       Investments--net .................................     (191,724,019)
                       Foreign currency transactions--net ...............          (42,770)    (191,766,789)
                                                                             -------------     ------------
                     Net Increase in Net Assets Resulting from Operations                      $216,456,978
                                                                                               ============
-----------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

Statements of Changes in Net Assets

                                                                                           For the Six           For the Year
                                                                                           Months Ended              Ended
                                                                                           September 30,           March 31,
Increase (Decrease) in Net Assets:                                                              2000                 2000
------------------------------------------------------------------------------------------------------------------------------------
Operations:        Investment income--net ..............................................  $    78,509,282     $    205,681,788
                   Realized gain on investments and foreign currency transactions--net .      329,714,485          782,698,037
                   Change in unrealized appreciation/depreciation on investments and
                   foreign currency transactions--net ..................................     (191,766,789)        (649,444,784)
                                                                                          ---------------     ----------------
                   Net increase in net assets resulting from operations ................      216,456,978          338,935,041
                                                                                          ---------------     ----------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends &        Investment income--net:
Distributions to      Class A ..........................................................      (41,114,008)         (89,124,959)
Shareholders:         Class B ..........................................................      (25,505,819)         (79,193,140)
                      Class C ..........................................................       (2,953,692)          (8,033,279)
                      Class D ..........................................................      (21,284,053)         (39,335,920)
                   Realized gain on investments--net:
                      Class A ..........................................................     (104,884,240)        (282,403,074)
                      Class B ..........................................................     (101,832,137)        (352,157,123)
                      Class C ..........................................................      (11,561,691)         (37,729,475)
                      Class D ..........................................................      (58,856,771)        (137,036,994)
                                                                                          ---------------     ----------------
                   Net decrease in net assets resulting from dividends and
                   distributions to shareholders .......................................     (367,992,411)      (1,025,013,964)
                                                                                          ---------------     ----------------
------------------------------------------------------------------------------------------------------------------------------------
Capital Share      Net decrease in net assets derived from capital
Transactions:      share transactions ..................................................     (966,467,987)      (2,505,092,872)
                                                                                          ---------------     ----------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Total decrease in net assets ........................................   (1,118,003,420)      (3,191,171,795)
                   Beginning of period .................................................    7,311,472,339       10,502,644,134
                                                                                          ---------------     ----------------
                   End of period* ......................................................  $ 6,193,468,919     $  7,311,472,339
                                                                                          ===============     ================
------------------------------------------------------------------------------------------------------------------------------------
                  *Undistributed investment income--net ................................  $    35,408,091     $     47,756,381
                                                                                          ===============     ================
------------------------------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

Financial Highlights

                                                                                              Class A+
                                                              ----------------------------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended                    For the Year Ended March 31,
                                                                Sept. 30,     ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000            2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period .....  $     32.66     $     35.03   $     37.56   $     31.39   $     30.90
Operating                                                     -----------     -----------   -----------   -----------   -----------
Performance:      Investment income--net ...................          .45             .94          1.00          1.11          1.25
                  Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net ........................          .68             .62         (1.28)         8.14          2.43
                                                              -----------     -----------   -----------   -----------   -----------
                  Total from investment operations .........         1.13            1.56          (.28)         9.25          3.68
                                                              -----------     -----------   -----------   -----------   -----------
                  Less dividends and distributions:
                     Investment income--net ................         (.53)           (.94)        (1.08)        (1.11)        (1.25)
                     Realized gain on investments--net .....        (1.35)          (2.99)        (1.17)        (1.97)        (1.94)
                                                              -----------     -----------   -----------   -----------   -----------
                  Total dividends and distributions ........        (1.88)          (3.93)        (2.25)        (3.08)        (3.19)
                                                              -----------     -----------   -----------   -----------   -----------
                  Net asset value, end of period ...........  $     31.91     $     32.66   $     35.03   $     37.56   $     31.39
                                                              ===========     ===========   ===========   ===========   ===========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share .......         3.72%++         4.58%         (.68%)       30.71%        12.62%
Return:**                                                     ===========     ===========   ===========   ===========   ===========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses .................................          .58%*           .56%          .57%          .55%          .55%
Average                                                       ===========     ===========   ===========   ===========   ===========
Net Assets:       Investment income--net ...................         2.82%*          2.74%         2.86%         3.21%         3.99%
                                                              ===========     ===========   ===========   ===========   ===========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) .  $ 2,426,636     $ 2,721,503   $ 3,631,440   $ 4,155,677   $ 3,291,219
Data:                                                         ===========     ===========   ===========   ===========   ===========
                  Portfolio turnover .......................           18%             33%           33%           38%           47%
                                                              ===========     ===========   ===========   ===========   ===========
------------------------------------------------------------------------------------------------------------------------------------

                * Annualized.
               ** Total investment returns exclude the effects of sales charges.
                + Based on average shares outstanding.
               ++ Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

Financial Highlights (continued)

                                                                                              Class B+
                                                              ----------------------------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended                    For the Year Ended March 31,
                                                                Sept. 30,     ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000            2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period .....  $     31.77     $     34.25   $     36.68   $     30.72   $     30.30
Operating                                                     -----------     -----------   -----------   -----------   -----------
Performance:      Investment income--net ...................          .28             .57           .63           .74           .91
                  Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net ........................          .67             .60         (1.25)         7.96          2.39
                                                              -----------     -----------   -----------   -----------   -----------
                  Total from investment operations .........          .95            1.17          (.62)         8.70          3.30
                                                              -----------     -----------   -----------   -----------   -----------
                  Less dividends and distributions:
                     Investment income--net ................         (.34)           (.66)         (.64)         (.77)         (.94)
                     Realized gain on investments--net .....        (1.35)          (2.99)        (1.17)        (1.97)        (1.94)
                                                              -----------     -----------   -----------   -----------   -----------
                  Total dividends and distributions ........        (1.69)          (3.65)        (1.81)        (2.74)        (2.88)
                                                              -----------     -----------   -----------   -----------   -----------
                  Net asset value, end of period ...........  $     31.03     $     31.77   $     34.25   $     36.68   $     30.72
                                                              ===========     ===========   ===========   ===========   ===========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share .......         3.22%++         3.48%        (1.65%)       29.38%        11.48%
Return:**                                                     ===========     ===========   ===========   ===========   ===========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses .................................         1.60%*          1.58%         1.59%         1.57%         1.57%
Average                                                       ===========     ===========   ===========   ===========   ===========
Net Assets:       Investment income--net ...................         1.81%*          1.71%         1.85%         2.19%         2.97%
                                                              ===========     ===========   ===========   ===========   ===========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) .  $ 2,108,705     $ 2,853,699   $ 4,866,564   $ 5,938,708   $ 4,977,431
Data:                                                         ===========     ===========   ===========   ===========   ===========
                  Portfolio turnover .......................           18%             33%           33%           38%           47%
                                                              ===========     ===========   ===========   ===========   ===========
------------------------------------------------------------------------------------------------------------------------------------

                * Annualized.
               ** Total investment returns exclude the effects of sales charges.
                + Based on average shares outstanding.
               ++ Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

Financial Highlights (continued)

                                                                                              Class C+
                                                              ----------------------------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended                    For the Year Ended March 31,
                                                                Sept. 30,     ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000            2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period .....  $   31.36       $   33.82     $   36.31     $   30.44     $   30.08
Operating                                                     ---------       ---------     ---------     ---------     ---------
Performance:      Investment income--net ...................        .27             .57           .62           .73           .90
                  Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net ........................        .66             .59         (1.25)         7.89          2.36
                                                              ---------       ---------     ---------     ---------     ---------
                  Total from investment operations .........        .93            1.16          (.63)         8.62          3.26
                                                              ---------       ---------     ---------     ---------     ---------
                  Less dividends and distributions:
                     Investment income--net ................       (.35)           (.63)         (.69)         (.78)         (.96)
                     Realized gain on investments--net .....      (1.35)          (2.99)        (1.17)        (1.97)        (1.94)
                                                              ---------       ---------     ---------     ---------     ---------
                  Total dividends and distributions ........      (1.70)          (3.62)        (1.86)        (2.75)        (2.90)
                                                              ---------       ---------     ---------     ---------     ---------
                  Net asset value, end of period ...........  $   30.59       $   31.36     $   33.82     $   36.31     $   30.44
                                                              =========       =========     =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share .......       3.18%++         3.50%        (1.70%)       29.40%        11.45%
Return:**                                                     =========       =========     =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses .................................       1.61%*          1.59%         1.59%         1.58%         1.58%
Average                                                       =========       =========     =========     =========     =========
Net Assets:       Investment income--net ...................       1.79%*          1.70%         1.83%         2.18%         2.96%
                                                              =========       =========     =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) .  $ 244,962       $ 308,150     $ 491,234     $ 512,783     $ 322,438
Data:                                                         =========       =========     =========     =========     =========
                  Portfolio turnover .......................         18%             33%           33%           38%           47%
                                                              =========       =========     =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------------

                * Annualized.
               ** Total investment returns exclude the effects of sales charges.
                + Based on average shares outstanding.
               ++ Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                              Class D+
                                                              ----------------------------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended                    For the Year Ended March 31,
                                                                Sept. 30,     ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000            2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period .....  $     32.58     $     34.97   $     37.49   $     31.34   $   30.86
Operating                                                     -----------     -----------   -----------   -----------   ---------
Performance:      Investment income--net ...................          .41             .86           .91          1.02        1.17
                  Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net ........................          .68             .60         (1.28)         8.14        2.43
                                                              -----------     -----------   -----------   -----------   ---------
                  Total from investment operations .........         1.09            1.46          (.37)         9.16        3.60
                                                              -----------     -----------   -----------   -----------   ---------
                  Less dividends and distributions:
                     Investment income--net ................         (.49)           (.86)         (.98)        (1.04)      (1.18)
                     Realized gain on investments--net .....        (1.35)          (2.99)        (1.17)        (1.97)      (1.94)
                                                              -----------     -----------   -----------   -----------   ---------
                  Total dividends and distributions ........        (1.84)          (3.85)        (2.15)        (3.01)      (3.12)
                                                              -----------     -----------   -----------   -----------   ---------
                  Net asset value, end of period ...........  $     31.83     $     32.58   $     34.97   $     37.49   $   31.34
                                                              ===========     ===========   ===========   ===========   =========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share .......         3.59%++         4.29%         (.92%)       30.40%      12.34%
Return:**                                                     ===========     ===========   ===========   ===========   =========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses .................................          .83%*           .81%          .82%          .80%        .80%
Average                                                       ===========     ===========   ===========   ===========   =========
Net Assets:       Investment income--net ...................         2.56%*          2.50%         2.60%         2.95%       3.75%
                                                              ===========     ===========   ===========   ===========   =========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) .  $ 1,413,166     $ 1,428,120   $ 1,513,406   $ 1,280,317   $ 690,116
Data:                                                         ===========     ===========   ===========   ===========   =========
                  Portfolio turnover .......................           18%             33%           33%           38%         47%
                                                              ===========     ===========   ===========   ===========   =========
------------------------------------------------------------------------------------------------------------------------------------

                * Annualized.
               ** Total investment returns exclude the effects of sales charges.
                + Based on average shares outstanding.
               ++ Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") (formerly Merrill Lynch Capital Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000
its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                              Account          Distribution
                                           Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ................................        .25%                .75%
Class C ................................        .25%                .75%
Class D ................................        .25%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A .............................               $3,875               $43,196
Class D .............................               $5,976               $57,276
--------------------------------------------------------------------------------

For the six months ended September 30, 2000, MLPF&S received contingent deferred sales charges of $1,912,708 and $22,413 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $919 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $288,438 in commissions on the execution of portfolio security transactions for the six months ended September 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2000 were $1,155,655,011 and $2,594,715,019, respectively.

Net realized gains for the six months ended September 30, 2000 and net unrealized gains (losses) as of September 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                              Realized             Unrealized
                                                Gains            Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..............        $329,455,613        $ 1,201,840,600
Foreign currency
transactions .......................             258,872               (146,835)
                                            ------------        ---------------
Total ..............................        $329,714,485        $ 1,201,693,765
                                            ============        ===============
--------------------------------------------------------------------------------

As of September 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,201,840,600, of which $1,428,030,650 related to appreciated securities and $226,190,050 related to depreciated securities. At September 30, 2000, the aggregate cost of investments for Federal income tax purposes was $5,019,113,860.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $966,467,987 and $2,505,092,872 for the six months ended September 30, 2000 and for the year ended March 31, 2000, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended September 30, 2000                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................         3,368,616        $ 107,843,611
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................         4,321,107          131,923,412
                                               -----------        -------------
Total issued ...........................         7,689,723          239,767,023
Shares redeemed ........................       (14,976,300)        (479,053,054)
                                               -----------        -------------
Net decrease ...........................        (7,286,577)       $(239,286,031)
                                               ===========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the                                               Dollar
Year Ended March 31, 2000                       Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................         9,410,973        $   319,522,039
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................        10,197,919            339,057,436
                                             -----------        ---------------
Total issued .........................        19,608,892            658,579,475
Shares redeemed ......................       (39,927,027)        (1,335,917,365)
                                             -----------        ---------------
Net decrease .........................       (20,318,135)       $  (677,337,890)
                                             ============       ===============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended September 30, 2000                          Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................         1,961,157        $  61,111,730
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................         3,590,468          106,816,432
                                               -----------        -------------
Total issued ...........................         5,551,625          167,928,162
Automatic conversion
of shares ..............................        (6,964,820)        (218,186,331)
Shares redeemed ........................       (20,443,254)        (636,303,989)
                                               -----------        -------------
Net decrease ...........................       (21,856,449)       $(686,562,158)
                                               ===========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the                                               Dollar
Year Ended March 31, 2000                       Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................        10,306,641        $   345,805,812
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................        11,308,113            367,985,471
                                             -----------        ---------------
Total issued .........................        21,614,754            713,791,283
Automatic conversion
of shares ............................       (15,428,399)          (513,549,784)
Shares redeemed ......................       (58,471,743)        (1,910,268,273)
                                             -----------        ---------------
Net decrease .........................       (52,285,388)       $(1,710,026,774)
                                             ===========        ===============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended September 30, 2000                          Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................           205,799         $  6,335,641
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................           415,146           12,180,380
                                                ----------         ------------
Total issued ...........................           620,945           18,516,021
Shares redeemed ........................        (2,440,421)         (74,968,377)
                                                ----------         ------------
Net decrease ...........................        (1,819,476)        $(56,452,356)
                                                ==========         ============
--------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the                                                Dollar
Year Ended March 31, 2000                        Shares               Amount
--------------------------------------------------------------------------------
Shares sold ...........................         1,257,880         $  42,153,278
Shares issued to shareholders
in reinvestment of dividends
and distributions .....................         1,224,964            39,296,118
                                               ----------         -------------
Total issued ..........................         2,482,844            81,449,396
Shares redeemed .......................        (7,180,017)         (231,410,305)
                                               ----------         -------------
Net decrease ..........................        (4,697,173)        $(149,960,909)
                                               ==========         =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended September 30, 2000                          Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         2,011,577        $  64,371,200
Automatic conversion
of shares ..............................         6,789,989          218,186,331
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................         2,329,418           70,977,355
                                               -----------        -------------
Total issued ...........................        11,130,984          353,534,886
Shares redeemed ........................       (10,568,754)        (337,702,328)
                                               -----------        -------------
Net increase ...........................           562,230        $  15,832,558
                                               ===========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the                                                Dollar
Year Ended March 31, 2000                         Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         7,099,032        $ 242,290,819
Automatic conversion
of shares ..............................        15,076,690          513,549,784
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................         4,776,286          158,158,231
                                               -----------        -------------
Total issued ...........................        26,952,008          913,998,834
Shares redeemed ........................       (26,394,972)        (881,766,133)
                                               -----------        -------------
Net increase ...........................           557,036        $  32,232,701
                                               ===========        =============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Fund may borrow money under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America, N.A. The Fund did not borrow under the facility during the six months ended September 30, 2000.

6. Reorganization Plan:

On May 1, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Convertible Fund, Inc. in exchange for newly issued shares of the Fund. Both Funds are registered, open-end management investment companies that have a similar investment objective and are managed by MLIM.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2000

PORTFOLIO INFORMATION

As of September 30, 2000

                                          Percent of
Ten Largest Common Stock Holdings         Net Assets

United Technologies Corporation..........    2.1%
Federal National Mortgage Association....    2.0
American International Group, Inc........    2.0
Mellon Financial Corporation.............    2.0
Verizon Communications...................    2.0
Citigroup Inc............................    1.9
Pharmacia Corporation....................    1.9
The Boeing Company.......................    1.9
The Coastal Corporation..................    1.9
Anheuser-Busch Companies, Inc............    1.9

                                          Percent of
Ten Largest Industries                    Net Assets

Telecommunications.......................    6.0%
Banking..................................    5.7
Diversified Companies....................    5.1
Banking & Financial......................    3.9
Insurance................................    3.8
Pharmaceuticals..........................    3.7
Natural Gas..............................    3.7
Financial Services.......................    3.4
Wireless Communication--
  Domestic Paging & Cellular.............    3.0
Computers................................    2.9

                                          Percent of
Geographic Diversification                Net Assets

United States............................   92.2%*
Switzerland..............................    1.9
Bermuda..................................    1.8
Argentina................................    1.1
France...................................    1.0
Sweden...................................    1.0
Chile....................................    0.4
South Korea..............................    0.3
India....................................    0.3
Cayman Islands...........................    0.2
Mexico...................................    0.2

* Includes investments in short-term securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert C. Doll, Jr., Senior Vice President
Kurt Schansinger, Senior Vice President and Portfolio Manager
Walter Cuje, Vice President
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10252--9/00

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